UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2009

REHABCARE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-19294	51-0265872
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

7733 Forsyth Boulevard
Suite 2300
St. Louis, Missouri	63105
(Address of principal executive offices)	(Zip Code)

(800) 677-1238
(Company’s telephone number, including area code)

Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02		Results of Operations and Financial Condition

The information in Exhibit 99.1 is incorporated herein by reference.

Item 7.01		Regulation FD Disclosure

During a conference call held by RehabCare Group, Inc. (“the Company”) on August 6, 2009, Dr. John Short, President and Chief Executive Officer of the Company, was asked about the costs related to mergers and acquisitions and the Company’s recent shelf registration statement on Form S-3.  Dr. Short responded that the Company is evaluating a transaction to achieve scale in its hospital division but that the completion of such transaction was not certain at this time.

The information in Exhibit 99.2 is incorporated herein by reference.

Item 9.01		Financial Statements and Exhibits

(d)		Exhibits

The following exhibits are furnished pursuant to Item 2.02 and 7.01 hereof and should not be deemed to be “filed” under the Securities Exchange Act of 1934:

	99.1	Press release dated August 5, 2009, announcing our second quarter and year to date revenues and results of operations.

	99.2	The script for a conference call held by the registrant on August 6, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 6, 2009

REHABCARE GROUP, INC.

By: /s/	Jay W. Shreiner
Jay W. Shreiner
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated August 5, 2009, announcing our seccond quarter and year to date revenues and results of operations.

99.2	The script for a conference call held by the registrant on August 6, 2009